Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	From Dec. 31,2023	From Mar. 31, 2023
Assets:
Cash and cash equivalents	$546,363	$316,567	$219,653	$241,967	$249,289	$229,796	$297,074
Investment securities, net of allowance for credit losses	664,294	667,874	703,007	706,238	725,163	(3,580)	(60,869)
Loans held for sale	100,060	27,235	24,683	25,582	18,466	72,825	81,594
Loans	5,224,292	5,239,861	5,081,099	5,053,142	4,774,234	(15,569)	450,058
Allowance for credit losses	(108,702)	(82,130)	(74,576)	(72,202)	(96,121)	(26,572)	(12,581)
Loans, net	5,115,590	5,157,731	5,006,523	4,980,940	4,678,113	(42,141)	437,477
Federal Home Loan Bank stock, at cost	43,729	23,770	31,420	29,395	25,939	19,959	17,790
Premises and equipment, net	33,557	33,411	33,926	33,840	33,672	146	(115)
Right-of-use assets	33,210	34,691	35,907	34,939	36,245	(1,481)	(3,035)
Goodwill	40,516	40,516	40,516	40,516	41,618	—	(1,102)
Other real estate owned ("OREO")	1,486	1,370	1,423	1,478	1,529	116	(43)
Bank owned life insurance ("BOLI")	104,670	103,916	103,211	102,521	102,322	754	2,348
Low-income housing tax credit investments	73,621	75,055	76,047	77,426	73,901	(1,434)	(280)
Other assets and accrued interest receivable	118,496	112,755	110,159	94,937	87,834	5,741	30,662
Total assets	$6,875,592	$6,594,891	$6,386,475	$6,369,779	$6,074,091	$280,701	$801,501

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,359,516	$1,676,998	$1,702,979	$1,854,907	$2,013,957	$(317,482)	$(654,441)
Interest-bearing	4,061,133	3,376,165	3,090,603	2,874,374	2,785,711	684,968	1,275,422
Total deposits	5,420,649	5,053,163	4,793,582	4,729,281	4,799,668	367,486	620,981

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	84,522	97,618	80,797	92,093	134,412	(13,096)	(49,890)
Operating lease liabilities	34,076	35,539	36,726	35,721	37,031	(1,463)	(2,955)
Federal Home Loan Bank advances	270,000	380,000	465,000	520,000	108,000	(110,000)	162,000
Low-income housing tax credit obligations	56,093	58,619	58,858	55,998	42,437	(2,526)	13,656
Other liabilities and accrued interest payable	74,669	57,196	58,112	49,715	70,341	17,473	4,328
Total liabilities	5,940,009	5,682,135	5,493,075	5,482,808	5,191,889	257,874	748,120

Stockholders' equity	935,583	912,756	893,400	886,971	882,202	22,827	53,381
Total liabilities and stockholders' equity	$6,875,592	$6,594,891	$6,386,475	$6,369,779	$6,074,091	$280,701	$801,501

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Three Months Ended		$ Change (8)
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	3M to 3M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$454,426	$201,206	$177,003	$114,368	$241,211	$454,426	$241,211	$213,215
Investment securities, including FHLB stock	732,678	769,016	771,453	774,829	773,172	732,678	773,172	(40,494)
Loans, including loans held for sale	5,454,344	5,111,263	5,006,081	4,904,167	4,665,543	5,454,344	4,665,543	788,801
Total interest-earning assets	6,641,448	6,081,485	5,954,537	5,793,364	5,679,926	6,641,448	5,679,926	961,522

Allowance for credit losses	(96,446)	(75,747)	(73,438)	(96,720)	(83,195)	(96,446)	(83,195)	(13,251)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	280,618	101,119	96,303	113,865	295,905	280,618	295,905	(15,287)
Premises and equipment, net	33,889	33,940	34,013	33,967	32,232	33,889	32,232	1,657
Bank owned life insurance	104,305	103,557	102,825	102,599	102,004	104,305	102,004	2,301
Other assets	255,758	231,207	220,595	210,350	186,169	255,758	186,169	69,589

Total assets	$7,219,572	$6,475,561	$6,334,835	$6,157,425	$6,213,041	$7,219,572	$6,213,041	$1,006,531

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,004,846	$3,210,495	$2,976,852	$2,828,733	$2,663,099	$4,004,846	$2,663,099	$1,341,747
SSUARs and other short-term borrowings	102,592	141,861	90,063	117,852	202,910	102,592	202,910	(100,318)
Federal Home Loan Bank advances	536,209	357,321	441,543	256,000	245,344	536,209	245,344	290,865
Total interest-bearing liabilities	4,643,647	3,709,677	3,508,458	3,202,585	3,111,353	4,643,647	3,111,353	1,532,294

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,490,048	1,715,408	1,794,874	1,927,486	2,089,162	1,490,048	2,089,162	(599,114)
Other liabilities	152,835	144,194	133,237	132,687	133,321	152,835	133,321	19,514
Stockholders' equity	933,042	906,282	898,266	894,667	879,205	933,042	879,205	53,837

Total liabilities and stockholders’ equity	$7,219,572	$6,475,561	$6,334,835	$6,157,425	$6,213,041	$7,219,572	$6,213,041	$1,006,531

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
	Average		Average	Average		Average
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$454,426	$6,289	5.57%	$241,211	$2,700	4.48%
Investment securities, including FHLB stock (a)	732,678	5,436	2.98	773,172	5,047	2.61
TRS Refund Advance loans (b)	287,806	34,652	48.42	249,378	31,405	50.37
RCS LOC products (b)	41,339	11,372	110.64	31,086	7,962	102.45
Other RPG loans (c) (f)	149,818	3,295	8.85	141,975	2,625	7.40
Outstanding Warehouse lines of credit (d) (f)	340,433	6,753	7.98	329,716	5,720	6.94
All other Core Bank loans (e) (f)	4,634,948	62,835	5.45	3,913,388	44,897	4.59

Total interest-earning assets	6,641,448	130,632	7.91	5,679,926	100,356	7.07

Allowance for credit losses	(96,446)			(83,195)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	280,618			295,905
Premises and equipment, net	33,889			32,232
Bank owned life insurance	104,305			102,004
Other assets (a)	255,758			186,169
Total assets	$7,219,572			$6,213,041

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,833,566	$5,729	1.26%	$1,644,777	$1,742	0.42%
Money market accounts	1,066,046	8,807	3.32	748,623	2,105	1.12
Time deposits	373,240	3,581	3.86	225,847	860	1.52
Reciprocal money market and time deposits	310,898	3,232	4.18	43,852	171	1.56
Brokered deposits	421,096	5,647	5.39	—	—	—

Total interest-bearing deposits	4,004,846	26,996	2.71	2,663,099	4,878	0.73

SSUARs and other short-term borrowings	102,592	130	0.51	202,910	248	0.49
Federal Home Loan Bank advances and other long-term borrowings	536,209	6,587	4.94	245,344	2,588	4.22

Total interest-bearing liabilities	4,643,647	33,713	2.92	3,111,353	7,714	0.99

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,490,048			2,089,162
Other liabilities	152,835			133,321
Stockholders’ equity	933,042			879,205
Total liabilities and stockholders’ equity	$7,219,572			$6,213,041

Net interest income		$96,919			$92,642

Net interest spread			4.99%			6.08%

Net interest margin			5.87%			6.52%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $1.2 million and $933,000 for the three months ended March 31, 2024 and 2023.
(d)	Interest income includes loan fees of $263,000 and $248,000 for the three months ended March 31, 2024 and 2023.
(e)	Interest income includes loan fees of $1.4 million and $946,000 for the three months ended March 31, 2024 and 2023.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Three Months Ended		$ Change (8)
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	3M to 3M

Total interest income (1)	$130,632	$90,785	$85,868	$79,054	$100,356	$130,632	$100,356	$30,276
Total interest expense	33,713	24,003	21,043	14,525	7,714	33,713	7,714	25,999
Net interest income	96,919	66,782	64,825	64,529	92,642	96,919	92,642	4,277

Provision (2)	30,622	10,989	3,730	6,139	26,766	30,622	26,766	3,856

Noninterest income:
Service charges on deposit accounts	3,313	3,470	3,559	3,527	3,299	3,313	3,299	14
Net refund transfer fees	10,820	220	242	4,479	10,807	10,820	10,807	13
Mortgage banking income (3)	310	983	852	907	800	310	800	(490)
Interchange fee income	3,157	3,305	3,282	3,419	3,051	3,157	3,051	106
Program fees (3)	4,179	4,561	4,041	3,739	3,241	4,179	3,241	938
Increase in cash surrender value of BOLI	754	705	690	689	635	754	635	119
Net losses on OREO	(53)	(53)	(53)	(52)	(53)	(53)	(53)	—
Other*	893	1,589	1,732	2,943	901	893	901	(8)
Total noninterest income*	23,373	14,780	14,345	19,651	22,681	23,373	22,681	692

Noninterest expense:
Salaries and employee benefits	29,716	26,397	28,747	30,764	29,961	29,716	29,961	(245)
Technology, equipment, and communication	7,490	7,648	7,311	6,920	7,228	7,490	7,228	262
Occupancy	3,822	3,467	3,503	3,591	3,406	3,822	3,406	416
Marketing and development	1,924	2,304	2,055	2,513	1,574	1,924	1,574	350
FDIC insurance expense	772	690	677	724	637	772	637	135
Interchange related expense	1,298	1,536	1,580	1,350	1,499	1,298	1,499	(201)
Legal and professional fees	1,055	511	803	829	1,061	1,055	1,061	(6)
Merger expense	41	92	(132)	127	2,073	41	2,073	(2,032)
Other (2)*	4,853	4,409	3,824	4,715	5,004	4,853	5,004	(151)
Total noninterest expense*	50,971	47,054	48,368	51,533	52,443	50,971	52,443	(1,472)

Income before income tax expense	38,699	23,519	27,072	26,508	36,114	38,699	36,114	2,585
Income tax expense	8,093	3,860	5,501	5,456	8,022	8,093	8,022	71

Net income	$30,606	$19,659	$21,571	$21,052	$28,092	$30,606	$28,092	$2,514

(*) For the three months ended September 30, 2023 management has reclassified certain items between noninterest income and noninterest expense.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended		Change (8)
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	From Mar. 31, 2023 or 3M to 3M
Per Share Data:

Basic weighted average shares outstanding	19,607	19,586	19,706	19,884	19,935	19,607	19,935	(328)
Diluted weighted average shares outstanding	19,694	19,673	19,774	19,906	19,990	19,694	19,990	(296)

Period-end shares outstanding:
Class A Common Stock	17,260	17,203	17,296	17,449	17,598	17,260	17,598	(338)
Class B Common Stock	2,151	2,155	2,157	2,157	2,160	2,151	2,160	(9)

Book value per share (4)	$48.20	$47.15	$45.93	$45.24	$44.65	$48.20	$44.65	$3.55
Tangible book value per share (4)	45.63	44.55	43.31	42.63	41.98	45.63	41.98	3.65

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.59	$1.01	$1.11	$1.07	$1.42	$1.59	$1.42	$0.17
Basic EPS - Class B Common Stock	1.44	0.93	1.01	0.98	1.30	1.44	1.30	0.14
Diluted EPS - Class A Common Stock	1.58	1.01	1.10	1.07	1.42	1.58	1.42	0.16
Diluted EPS - Class B Common Stock	1.43	0.92	1.01	0.98	1.29	1.43	1.29	0.14

Cash dividends declared per Common share:
Class A Common Stock	$0.407	$0.374	$0.374	$0.374	$0.374	$0.407	$0.374	$0.033
Class B Common Stock	0.370	0.340	0.340	0.340	0.340	0.370	0.340	0.030

Performance Ratios:

Return on average assets	1.70%	1.21%	1.36%	1.37%	1.81%	1.70%	1.81%	(0.11)%
Return on average equity	13.12	8.68	9.61	9.41	12.78	13.12	12.78	0.34
Efficiency ratio (5)	42	58	61	62	44	42	44	(2)
Yield on average interest-earning assets (1)	7.91	5.92	5.77	5.46	7.07	7.91	7.07	0.84
Cost of average interest-bearing liabilities	2.92	2.57	2.40	1.81	0.99	2.92	0.99	1.93
Cost of average deposits (6)	1.97	1.60	1.30	0.94	0.41	1.97	0.41	1.56
Net interest spread (1)	4.99	3.35	3.37	3.65	6.08	4.99	6.08	(1.09)
Net interest margin - Total Company (1)	5.87	4.36	4.35	4.46	6.52	5.87	6.52	(0.65)
Net interest margin - Core Bank	3.30	3.40	3.43	3.65	3.98	3.30	3.98	(0.68)

Other Information:

End of period FTEs (7) - Total Company	1,011	1,019	1,033	1,043	1,031	1,011	1,031	(20)
End of period FTEs - Core Bank	952	962	976	985	972	952	972	(20)
Number of full-service banking centers	47	47	46	45	44	47	44	3

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	From Dec. 31,2023	From Mar. 31, 2023
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,064,071	$1,144,684	$1,128,745	$1,086,751	$972,214	$(80,613)	$91,857
Nonowner occupied	342,481	345,965	344,682	350,390	328,529	(3,484)	13,952
Commercial real estate	1,800,801	1,785,289	1,745,187	1,727,092	1,682,573	15,512	118,228
Construction & land development	237,998	217,338	189,756	179,479	167,829	20,660	70,169
Commercial & industrial	453,971	464,078	473,790	478,759	478,101	(10,107)	(24,130)
Lease financing receivables	88,272	88,591	85,242	79,804	73,270	(319)	15,002
Aircraft	246,060	250,051	226,947	208,512	184,344	(3,991)	61,716
Home equity	309,083	295,133	275,750	255,755	250,050	13,950	59,033
Consumer:
Credit cards	16,858	16,654	16,950	17,134	16,775	204	83
Overdrafts	629	694	640	706	775	(65)	(146)
Automobile loans	2,054	2,664	3,380	4,177	5,267	(610)	(3,213)
Other consumer	11,372	7,428	5,674	6,109	5,450	3,944	5,922
Total Traditional Banking	4,573,650	4,618,569	4,496,743	4,394,668	4,165,177	(44,919)	408,473
Warehouse lines of credit	463,249	339,723	457,033	539,560	457,365	123,526	5,884
Total Core Banking	5,036,899	4,958,292	4,953,776	4,934,228	4,622,542	78,607	414,357

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	52,101	103,115	—	—	31,665	(51,014)	20,436
Other TRS commercial & industrial loans	5,396	46,092	354	193	8,327	(40,696)	(2,931)
Republic Credit Solutions	129,896	132,362	126,969	118,721	111,700	(2,466)	18,196
Total Republic Processing Group	187,393	281,569	127,323	118,914	151,692	(94,176)	35,701

Total loans - Total Company	$5,224,292	$5,239,861	$5,081,099	$5,053,142	$4,774,234	$(15,569)	$450,058

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$59,176	$58,998	$56,931	$55,567	$55,216	$178	$3,960
Warehouse Lending	1,156	847	1,143	1,346	1,144	309	12
Total Core Banking	60,332	59,845	58,074	56,913	56,360	487	3,972

Tax Refund Solutions	30,069	3,990	1	—	25,981	26,079	4,088
Republic Credit Solutions	18,301	18,295	16,501	15,289	13,780	6	4,521
Total Republic Processing Group	48,370	22,285	16,502	15,289	39,761	26,085	8,609

Total Allowance - Total Company	$108,702	$82,130	$74,576	$72,202	$96,121	$26,572	$12,581

Allowance to Total Loans

Traditional Banking	1.29%	1.28%	1.27%	1.26%	1.33%	0.01%	(0.04)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.20	1.21	1.17	1.15	1.22	(0.01)	(0.02)

Tax Refund Solutions	52.30	2.67	0.28	—	64.97	49.63	(12.67)
Republic Credit Solutions	14.09	13.82	13.00	12.88	12.34	0.27	1.75
Total Republic Processing Group	25.81	7.91	12.96	12.86	26.21	17.90	(0.40)

Total Company	2.08	1.57	1.47	1.43	2.01	0.51	0.07

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended		Change (8)
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	From Mar. 31, 2023 or 3M to 3M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$19,258	$19,150	$18,127	$16,957	$15,833	$19,258	$15,833	$3,425
Loans past due 90-days-or-more and still on accrual	2,116	1,468	1,037	547	777	2,116	777	1,339
Total nonperforming loans	21,374	20,618	19,164	17,504	16,610	21,374	16,610	4,764
OREO	1,485	1,370	1,423	1,478	1,529	1,485	1,529	(44)
Total nonperforming assets	$22,859	$21,988	$20,587	$18,982	$18,139	$22,859	$18,139	$4,720

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$19,258	$19,150	$18,127	$16,957	$15,833	$19,258	$15,833	$3,425
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—
Total nonperforming loans	19,258	19,150	18,127	16,957	15,833	19,258	15,833	3,425
OREO	1,485	1,370	1,423	1,478	1,529	1,485	1,529	(44)
Total nonperforming assets	$20,743	$20,520	$19,550	$18,435	$17,362	$20,743	$17,362	$3,381

Delinquent Loans:
Delinquent loans - Core Bank	$7,796	$8,176	$6,806	$5,875	$5,537	$7,796	$5,537	$2,259
RPG	13,616	13,916	12,328	10,043	30,587	13,616	30,587	(16,971)
Total delinquent loans - Total Company	$21,412	$22,092	$19,134	$15,918	$36,124	$21,412	$36,124	$(14,712)

NCOs (Recoveries) by Segment:
Traditional Bank	$180	$220	$203	$125	$77	$180	$77	$103
Warehouse Lending loans	—	—	—	—	—	—	—	—
Core Bank loans	180	220	203	125	77	180	77	103
Tax Refund Solutions	(305)	(1,052)	(1,968)	25,762	(285)	(305)	(285)	(20)
Republic Credit Solutions	4,175	4,267	3,121	2,787	2,866	4,175	2,866	1,309
RPG	3,870	3,215	1,153	28,549	2,581	3,870	2,581	1,289
Total NCOs (recoveries) - Total Company	$4,050	$3,435	$1,356	$28,674	$2,658	$4,050	$2,658	$1,392

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.41%	0.39%	0.38%	0.35%	0.35%	0.41%	0.35%	0.06%
Nonperforming assets to total loans (including OREO)	0.44	0.42	0.41	0.38	0.38	0.44	0.38	0.06
Nonperforming assets to total assets	0.33	0.33	0.32	0.30	0.30	0.33	0.30	0.03
Allowance for credit losses to total loans	2.08	1.57	1.47	1.43	2.01	2.08	2.01	0.07
Allowance for credit losses to nonperforming loans	509	398	389	412	579	509	579	(70)
Delinquent loans to total loans (9)	0.41	0.42	0.38	0.32	0.76	0.41	0.76	(0.35)
NCOs (recoveries) to average loans (annualized)	0.30	0.27	0.11	2.34	0.23	0.30	0.23	0.07

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.38%	0.39%	0.37%	0.34%	0.34%	0.38%	0.34%	0.04%
Nonperforming assets to total loans (including OREO)	0.41	0.41	0.39	0.37	0.38	0.41	0.38	0.03
Nonperforming assets to total assets	0.33	0.35	0.33	0.32	0.32	0.33	0.32	0.01
Allowance for credit losses to total loans	1.20	1.21	1.17	1.15	1.22	1.20	1.22	(0.02)
Allowance for credit losses to nonperforming loans	313	313	320	336	356	313	356	(43)
Delinquent loans to total loans	0.15	0.16	0.14	0.12	0.12	0.15	0.12	0.03
Annualized NCOs (recoveries) to average loans	0.01	0.02	0.02	0.01	0.01	0.01	0.01	0.00

TRS Refund Advances ("RAs")

RAs originated	$771,091	$103,115	$—	$—	$737,047	$771,091	$737,047	$34,044
Net (credit) charge to the Provision for RAs	25,718	2,877	(1,939)	(161)	21,715	25,718	21,715	4,003
RAs NCOs (recoveries)	(275)	(1,052)	(1,939)	25,636	(285)	(275)	(285)	10

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of March 31, 2024, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Republic Processing Group:

Tax Refund Solutions

TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Loans and refund transfers

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Prepaid cards

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2023 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

Segment information for the quarters and years ended March 31, 2024 and 2023 follows:

	Three Months Ended March 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$48,259	$2,257	$50,516	$30,910	$3,508	$11,985	$46,403	$96,919

Provision for expected credit loss expense	358	309	667	25,774	—	4,181	29,955	30,622

Net refund transfer fees	—	—	—	10,820	—	—	10,820	10,820
Mortgage banking income	310	—	310	—	—	—	—	310
Program fees	—	—	—	—	773	3,406	4,179	4,179
Other noninterest income	7,986	13	7,999	63	1	1	65	8,064
Total noninterest income	8,296	13	8,309	10,883	774	3,407	15,064	23,373

Total noninterest expense	41,394	878	42,272	4,512	954	3,233	8,699	50,971

Income (loss) before income tax expense	14,803	1,083	15,886	11,507	3,328	7,978	22,813	38,699
Income tax expense (benefit)	2,520	244	2,764	2,714	761	1,854	5,329	8,093

Net income (loss)	$12,283	$839	$13,122	$8,793	$2,567	$6,124	$17,484	$30,606

Period-end assets	$5,766,166	$463,664	$6,229,830	$106,401	$406,847	$132,514	$645,762	$6,875,592

Net interest margin	3.33%	2.67%	3.30%	NM	5.07%	NM	NM	5.87%

Net-revenue concentration*	46%	2%	48%	35%	4%	13%	52%	100%

	Three Months Ended March 31, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$50,168	$2,087	$52,255	$28,307	$3,458	$8,622	$40,387	$92,642

Provision for expected credit loss expense	2,984	135	3,119	21,808	—	1,839	23,647	26,766

Net refund transfer fees	—	—	—	10,807	—	—	10,807	10,807
Mortgage banking income	800	—	800	—	—	—	—	800
Program fees	—	—	—	—	707	2,534	3,241	3,241
Other noninterest income	7,671	11	7,682	115	11	25	151	7,833
Total noninterest income	8,471	11	8,482	10,922	718	2,559	14,199	22,681

Total noninterest expense	43,406	968	44,374	4,782	866	2,421	8,069	52,443

Income before income tax expense	12,249	995	13,244	12,639	3,310	6,921	22,870	36,114
Income tax expense	2,713	223	2,936	2,806	735	1,545	5,086	8,022

Net income	$9,536	$772	$10,308	$9,833	$2,575	$5,376	$17,784	$28,092

Period-end assets	$4,987,423	$458,675	$5,446,098	$95,462	$415,688	$116,843	$627,993	$6,074,091

Net interest margin	4.07%	2.53%	3.98%	NM	3.84%	NM	NM	6.52%

Net-revenue concentration*	50%	2%	52%	34%	4%	10%	48%	100%

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2024 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Three Months Ended		$ Change (8)
(dollars in thousands)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	3M to 3M

Traditional Banking	$1,366	$1,400	$1,703	$1,311	$943	$1,366	$943	$423
Warehouse Lending	263	235	254	294	248	263	248	15
Total Core Bank	1,629	1,635	1,957	1,605	1,191	1,629	1,191	438
TRS - Refund Advances	34,652	7	25	41	31,404	34,652	31,404	3,248
TRS - Other Loan Fees	1,219	1,089	6	24	933	1,219	933	286
RCS	11,372	10,514	9,763	8,416	7,962	11,372	7,962	3,410
Total RPG	47,243	11,610	9,794	8,481	40,299	47,243	40,299	6,944

Total loan fees - Total Company	$48,872	$13,245	$11,751	$10,086	$41,490	$48,872	$41,490	$7,382

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Traditional Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Three Months Ended		$ Change (8)
(dollars in thousands)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023	3M to 3M

Mortgage Loans Held for Sale

Balance, beginning of period	$3,227	$2,711	$4,038	$1,034	$1,302	$3,227	$1,302	$1,925
Originations	27,046	24,050	23,860	13,948	15,942	27,046	15,942	11,104
Transferred from held for investment to held for sale	69,464	—	—	—	—	69,464	—	69,464
Proceeds from sales	(18,773)	(24,134)	(25,681)	(11,483)	(16,630)	(18,773)	(16,630)	(2,143)
Fair value adjustment for correspondent loans reclassified to held for sale	(997)	—	—	—	—	(997)	—	(997)
Net gain on sale	917	600	494	539	420	917	420	497
Balance, end of period	$80,884	$3,227	$2,711	$4,038	$1,034	$80,884	$1,034	$79,850

RCS Consumer Loans Held for Sale

Balance, beginning of period	$24,008	$21,972	$21,544	$17,432	$17,875	$24,008	$17,875	$6,133
Originations	188,347	300,281	287,088	262,404	207,222	188,347	207,222	(18,875)
Proceeds from sales	(196,584)	(302,118)	(289,997)	(261,301)	(210,199)	(196,584)	(210,199)	13,615
Net gain on sale	3,405	3,873	3,337	3,009	2,534	3,405	2,534	871
Balance, end of period	$19,176	$24,008	$21,972	$21,544	$17,432	$19,176	$17,432	$1,744

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023

Total stockholders' equity - GAAP (a)	$935,583	$912,756	$893,400	$886,971	$882,202
Less: Goodwill	40,516	40,516	40,516	40,516	41,618
Less: Mortgage servicing rights	7,102	7,411	7,710	7,995	8,406
Less: Core deposit intangible	2,302	2,439	2,576	2,713	2,813
Tangible stockholders' equity - Non-GAAP (c)	$885,663	$862,390	$842,598	$835,747	$829,365

Total assets - GAAP (b)	$6,875,592	$6,594,891	$6,386,475	$6,369,779	$6,074,091
Less: Goodwill	40,516	40,516	40,516	40,516	41,618
Less: Mortgage servicing rights	7,102	7,411	7,710	7,995	8,406
Less: Core deposit intangible	2,302	2,439	2,576	2,713	2,813
Tangible assets - Non-GAAP (d)	$6,825,672	$6,544,525	$6,335,673	$6,318,555	$6,021,254

Total stockholders' equity to total assets - GAAP (a/b)	13.61%	13.84%	13.99%	13.92%	14.52%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	12.98%	13.18%	13.30%	13.23%	13.77%

Number of shares outstanding (e)	19,411	19,358	19,453	19,606	19,758

Book value per share - GAAP (a/e)	$48.20	$47.15	$45.93	$45.24	$44.65
Tangible book value per share - Non-GAAP (c/e)	45.63	44.55	43.31	42.63	41.98

(5)	The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Three Months Ended
(dollars in thousands)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2024	Mar. 31, 2023

Net interest income - GAAP	$96,919	$66,782	$64,825	$64,529	$92,642	$96,919	$92,642
Noninterest income - GAAP	23,373	14,780	14,345	19,651	22,681	23,373	22,681
Less: BOLI benefit payment received	—	—	—	1,728	—	—	—
Less: Net gain (loss) on securities	—	6	2	3	1	—	1
Total adjusted income - Non-GAAP (a)	$120,292	$81,556	$79,168	$82,449	$115,322	$120,292	$115,322

Noninterest expense - GAAP	$50,971	$47,054	$48,368	$51,533	$52,443	$50,971	$52,443
Less: Merger expenses related to CBank acquisition	41	92	(132)	127	2,073	41	2,073
Adjusted noninterest expense - Non-GAAP (b)	$50,930	$46,962	$48,500	$51,406	$50,370	$50,930	$50,370

Efficiency Ratio - Non-GAAP (b/a)	42%	58%	61%	62%	44%	42%	44%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2024, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2024 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

(10)	The following table provides a reconciliation of Net Income in accordance with GAAP to Adjusted Net Income, a non-GAAP disclosure. The Company provides the Adjusted Net Income, a non-GAAP measure, in addition to GAAP Net Income, because of its widespread use by investors as a means to evaluate company performance. The Adjusted Net Income figure excludes material nonrecurring revenues and expenses related to the CBank merger.

	Year Ended
(dollars in thousands)	Mar. 31, 2024	Mar. 31, 2023	$ Change	% Change

Net income - GAAP	$30,606	$28,092	$2,514	9%
Add: Expenses related to CBank acquisition	41	2,073	(2,032)	NM
Add: Provision expense related to CBank acquisition	—	2,689	(2,689)	NM
Subtotal: Adjusted Items	$41	$4,762	$(4,721)	NM
Add: Applicable Income Tax Impact on the above items	(9)	(1,360)	1,351	NM
Total adjusted net income - Non-GAAP (a)	$30,638	$31,494	$(856)	(3)%

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628